UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2020, TechTarget, Inc. held its 2020 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is further described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2020. Of the 27,528,786 shares of the Company’s Common Stock issued and outstanding as of the close of business on April 16, 2020, 25,844,958 shares (or approximately 93.88%) of Common Stock were present or represented by proxy at the Annual Meeting. Below are the voting results for the proposals submitted to the Company’s stockholders for a vote at the Annual Meeting.

Proposal	1

The Company’s stockholders elected the three Class I director nominees named below and in our Proxy Statement to the Board of Directors for a three-year term until the 2023 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, as set forth below:

Class 1 Director Nominees	For	Against	Abstain	Broker Non-Votes

Michael Cotoia	19,823,948	891,078	13,282	5,116,650

Roger Marino	19,074,941	1,639,585	13,782	5,116,650

Christina Van Houten	20,283,321	431,425	13,562	5,116,650

Proposal	2

The Company’s stockholders ratified the appointment of Stowe & Degon, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as set forth below:

For	Against	Abstain	Broker Non-Votes

25,819,687	10,037	15,234	0

Proposal 3

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of our executive officers as described in the Company’s Proxy Statement, as set forth below:

For	Against	Abstain	Broker Non-Votes

18,577,537	2,096,601	54,170	5,116,650

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: June 11, 2020	By:	/s/ Charles D. Rennick
Charles D. Rennick
Vice President, General Counsel and Corporate Secretary